UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2005

AltiGen Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27427	94-3204299
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4555 Cushing Parkway, Fremont, CA 94538
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 252-9712

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

          On January 26, 2005, AltiGen Communications, Inc. (the “Company”) reported its results of operations for the first quarter of its fiscal year 2005. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description

	99.1	Press release dated January 26, 2005 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIGEN COMMUNICATIONS, INC.

Dated: January 26, 2005	By:	/s/ PHILIP M. McDERMOTT

Philip M. McDermott
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release dated January 26, 2005.